LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2003
Annual report
For contract holders of Scudder Passport
Scudder Variable Series II

This report must be preceded or accompanied by the current prospectus. Read it carefully before investing.

Scudder Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600), issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. PAS2-2 (2/28/02) 15635
LOGO: SCUDDER INVESTMENTS Kemper Investors Life Insurance Company Administrative office: 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp